FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


Date of Report (Date of earliest event reported) November ____
2002



                              NEURO BIOSCIENCE, INC.
                              ---------------------
                (Exact Name of registrant as specified in its charter)



            Utah                    333-60362              87-067001
----------------------------   ------------------------ ------------------
(State or other jurisdiction   (Commission File Number) (I.R.S. Employ
    of incorporation)                                   Identification No.)



             1251 Avenue of the Americas, New York, NY 10020
            ------------------------------------------------
                 (Address of principal executive offices)


   Registrant's telephone number, including area code   (212) 591-0256
                                                        --------------

                 MORTGAGE PROFESSIONALS LEAD SOURCE, INC.
                 ----------------------------------------
                 959 East Akers Way, Sandy, UT   84094
                              (801) 942-6066
          (Former name or former address, if changed since last report.)



Certain statements in this 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"), including, without limitation, statements regarding th Company's expectations, beliefs, estimates, intentions, and strategies about the future. Words such as, "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," or variations of such words and similar expressions are intended to identify such forward-looking statements, but their absence does not mean that the statement is not forward-looking. The Company desires to avail itself of certain "safe harbor" provisions of the Act and is therefore including this special note to enable the Company to do so and to disclose any such projections without warranting they can be realized.


ITEM 1.  CHANGE OF CONTROL

As earlier reported on Form 8-K, Mortgage Professionals Lead Source, Inc. ("MPLS" or "Company") entered into a Share Exchange Letter of Intent dated September 26, 2002 with Neuro Bioscience, Inc. ("Neuro"), a Delaware Corporation having its principal place of business in New York City, New York. The terms of this Share Exchange were set-out in more detail in the 8-K filed on October 2, 2002 with the Securities and Exchange Commission ("SEC"). A Definitive Agreement incorporating these terms, a copy of which is attached as an exhibit to this 8-K filing, was entered between the parties on October 15, 2002, subject to shareholder vote and ratification pursuant to a Proxy Solicitation.

The Special Shareholder Meeting to consider and vote upon the Share Exchange, change of name and election of the new nominees approved by Neuro was held on November 12, 2002. By a majority vote at such meeting a new Board of Directors was elected as described below. The Board subsequently met and appointed the following officers, who are also described below, to act for the Company. Each of the following elections or ratifications at the Shareholder Meeting were approved by majority vote. The Company has subsequently filed with the Utah Department of Commerce, Division of Corporations, Articles of Share Exchange setting out the number of votes cast in favor of the reorganization and name change. The Company also has prepared a set of Minutes of the Special Shareholders Meeting affirming and detailing the majority votes cast in favor or otherwise for each matter described in this Report. Any shareholder, or other interested party, may obtain a copy of the Articles of Share Exchange and Minutes of the Special Shareholder Meeting from the Company upon request at the address appearing on the face of this Report.

The following parties were elected as the new directors for the Company pursuant to such meeting: Mr. Alan G.R. Bowen, Chairman, Mr. Marcus Wohlrab and Mr. Lee Cole. Subsequent to their election at the Special Shareholder Meeting, these individuals, as the new directors, appointed the following as the principal officers of the Company:

      * Mr. Alan G.R. Bowen, President, Chief Executive Officer
      * Mr. Marcus Wohlrab as Vice-President
      * Mr. Lee  Cole  as  Secretary/Treasurer &  Chief  Financial
             Officer

A more detailed biographical description, sharehold interest and compensation information for each of the foregoing officers was supplied to the shareholders of the Company pursuant to the proxy material for the Special Meeting of Shareholders. Any shareholder, or other interested party, not having received a copy of the proxy materials may obtain a copy upon request to the Company at the address or telephone number appearing on the face of this Report. Additionally, more detailed biographical information, compensation arrangements, and sharehold interest in the Company for each director and officer will be more fully described and set-out in the next Annual Report on Form 10-KSB to be filed by the Company for the period ending December 31, 2002.

It is also reported, pursuant to the attached and incorporated Share Exchange Agreement, that five London based business entities now own approximately 93.4% of the issued and outstanding shares in the Company. These entities were more fully described in the proxy materials to the shareholders and are listed as signatories to the attached and incorporated Definitive Share Exchange Agreement as: Jano Holdings, Ltd.,
Crescendo Holdings, Ltd., Bioaccelcrate, Ltd., Kingston Scientific Partnership, and CRO & Development EU South, Ltd. No prior officer, director or shareholder of MPLS presently holds 5% or more of the issued and outstanding shares of the reorganized Company.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Neuro is a Delaware corporation having its principal place of business at 1251 Avenue of the Americas, New York, NY 10020 and intends to principally engage in the development and potential marketing of five developmental human pharmaceutical products. No FDA approval process has been initiated for these drugs, and they must be considered in the early development stage. Further, Neuro has not, to date, generated any revenues or profits. To this point, Neuro has been a privately owned start-up entity. At the present, Neuro is attempting to complete an initial credit line for 1M dollars and has expressed its intent to attempt to raise between $5M-$10M of developmental funding over the next few months.

As noted above, pursuant to the shareholder approval of the Share Exchange and name change, the Company is now principally owned by various business entities related or affiliated with Neuro. Affiliated parties with Neuro, in the aggregate, own approximately 93.4% of the presently issued and outstanding shares of the Company with the public owning approximately 1.2%, and the prior principal MPLS shareholders collectively owning approximately 5.3%.

The current management of the Company, as part of the Share Exchange Agreement, also entered into an undertaking to issue 450,000 shares to prior consultants and subcontractors of the Company pursuant to an 8-K registration of such shares. As fully implemented such registration would increase the total shares to 10,069,300.

As part of the Share Exchange, all of the issued and outstanding shares of Neuro were acquired by MPLS which has subsequently changed its name to Neuro Bioscience, Inc. The Company does not have a present accounting or valuation for the assets of Neuro acquired through the Share Exchange, but represent that
Neuro is engaged in the early development stage of five pharmaceutical products which are used to treat various human central nervous system disorders and symptoms related to such diseases as Parkinsons Disease, Alzheimers and other central nervous system disorders. It should be noted that these drugs are in the early development stages and that no approval by the FDA or other drug regulatory authority has been obtained for the marketing or distribution of these drugs and no assurance or warranty that such drugs will ultimately be approved or marketed can be made or given by the Company.

Further, it needs to be understood that the valuation of these assets has not been determined as of this date and that this 8-K Report will be supplemented within a sixty day period with consolidated financial statements indicating the present determination of value for these and other assets resulting from the Share Exchange.

At the time of the exchange, MPLS had approximately $6,500 in remaining liquid assets and a net worth of approximately $10,500. MPLS has had at the time of the exchange abandoned any further efforts to market its mortgage referral services and deems that such services and programs are of no further economic value and will not be pursued as a business activity by the Company in the future.

As more particularly described in the attached and incorporated Share Exchange Agreement, there are also provisions for certain adjustment of shares to principal prior MPLS shareholders in the event that Neuro is not successful in raising minimum capital requirements.

There is also a leak-out provision as more particularly described in the earlier 8-K filing and the attached and incorporated Share
Exchange  Agreement limiting the resales of  recent   S-8  shares
issued pursuant to the Share Exchange transaction.


ITEM 7.  FINANCIAL STATEMENTS AND EXHBITS

(i) As noted above, Neuro Bioscience, Inc. will file a consolidated financial statement reflecting the financial condition subsequent to the Share Exchange with Mortgage Professionals Lead Source, Inc. within sixty days from the filing of this 8-K Report as a supplemental 8-K filing. In the interim, the prior MPLS will file its regular 10-QSB Quarterly Financial Report for the period ending September 30, 2002.

(ii) Attached and incorporated as Exhibit Item 10, is a copy of the Definitive Share Exchange Agreement between MPLS and
     Neuro as ratified by shareholder vote on November 12, 2002.




                            SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          NEURO BIOSCIENCE, INC.
                          F/K/A   MORTGAGE   PROFESSIONALS   LEAD
                          SOURCE, INC.


Date:   November 14, 2002     By:  Mr. Alan G.R. Bowen
                                   President/CEO